Interest and Other Expenses (Tables)	12 Months Ended
Dec. 31, 2016
Other Nonoperating Income (Expense) [Abstract]
Schedule of interest and other expenses
Interest and other expenses consisted of the following:

Year Ended December 31	2016	2015	2014
Interest expense	$37.9	$36.0	$35.9
Interest income	(3.6)	(2.5)	(4.4)
Foreign exchange loss (gain)	2.8	(4.7)	(2.2)
Miscellaneous expense (income), net	12.4	(0.6)	9.0
Interest and other expenses	$49.5	$28.2	$38.3